Building:  A-16
                                                              Sections:  G and H
                                                            Square Feet: 100,000
                                                                 (approximately)
                                                     Term: 01/01/1998-12/31/2002



                           FREEPORT CENTER ASSOCIATES
                                CLEARFIELD, UTAH

                                      LEASE


          This Lease made and entered into this 28th day of May, 1997, by and between FREEPORT CENTER ASSOCIATES, a Utah general partnership, hereinafter called "Landlord," and WHOLESOME & HEARTY FOODS, INC., an Oregon corporation, hereinafter called "Tenant."

                                   WITNESSETH:

          In consideration of the covenants and agreements of the respective parties herein contained, the parties hereto do hereby agree as follows:

                                DEMISED PREMISES

          Landlord hereby leases to Tenant, and Tenant leases from Landlord the premises described on Exhibit "A" attached hereto as a part hereof, together with the building and other improvements thereon (hereinafter referred to as the "demised premises" or "premises") for the term and upon the rental and the covenants and agreements of the respective parties herein set forth. Said premises are located in the City of Clearfield, County of Davis, State of Utah.

                               TERM AND POSSESSION

          The term of this Lease shall be Five Years beginning on the 1st day of January 1998, and ending on the day 31st day of December 2002, both dates inclusive, unless sooner terminated as herein provided. Notwithstanding the foregoing, Tenant's right to exclusive possession of the demised premises shall commence on August 1, 1997. Tenant shall have no obligation to pay Rent as that term is defined below prior to January 1, 1998.

                          TERMS AND CONDITIONS OF LEASE

          This Lease is made on the following terms and conditions which are expressly covenanted and agreed to by Landlord and Tenant:

          1. RENT: Tenant agrees to pay as rental to Landlord at the office of Landlord at the address set forth in Section 40 of this Lease, or at such other place as Landlord may from time to time designate in writing, without any offset or deduction whatsoever, the total sum of One Million Seven Hundred Forty Thousand Dollars ($1,740,000) ("Rent") over the term of this Lease in monthly installments as follows:

         From January 1, 1998, through December 31, 2000:     $28,000 per month
         From January 1, 2001, through December 31, 2002:     $30,500 per month

Rent payments are due and payable on the first day of each month. Any other amounts or expenses payable by Tenant to Landlord under this Lease, including amounts payable under Sections 14 and 24 below, shall be payable upon the rendition of Landlord's statement therefor. If Tenant shall fail to pay the Rent within ten (10) days after the first day of the month, or shall fail to pay any other amounts payable by Tenant pursuant to the provisions of this Lease within ten (10) days after the rendition of Landlord's statement, Tenant shall pay Landlord interest thereon at the rate of 18% per annum, which interest shall run from either (a) the day when the Rent was due, (b) the date Landlord's statement for certain taxes under Section 14 is sent to Tenant, or (c) for any other amounts or expenses payable by Tenant, the date of Landlord's expenditures. Notwithstanding the foregoing, Landlord shall have all legal remedies available for the enforcement of the payment of Rent and other expenses of Tenant hereunder, including the power to evict for nonpayment of Rent or other expenses of Tenant as provided in Section 24.

          2. OPTIONS TO EXTEND TERM: If Tenant is not in default under this Lease at the time each option is exercised or at the time the renewal term is to commence and this Lease continues to be in existence at such time, Tenant shall have the exclusive and irrevocable option to renew this Lease for two successive terms of five years each, as follows:

          A. Each renewal term shall commence on the day following expiration of the preceding term.

          B. The option may be exercised by written notice from Tenant to Landlord given not less than 120 days prior to the last day of the expiring term. The giving of such notice shall be sufficient to make this Lease binding for the renewal term without further act of the parties.

          C. The terms and conditions of this Lease for each renewal term shall be identical to those of the original term except for Rent.

          D. The Rent for each renewal term is as follows:

             (i) First  Renewal  Term  (January 1, 2003,  through  December  31,
     2007):

             From January 1, 2003 through
             December 31, 2005:                          $33,500 per month

             From January 1, 2006 through
             December 31, 2007:                          $36,600 per month

             (ii) Second  Renewal Term  (January 1, 2008,  through  December 31,
     2012):

             The monthly Rent for the second renewal term shall be equal to the sum derived by multiplying $28,000 by a fraction of which the numerator shall be 80 percent of the Consumer Price Index for July 2007 plus 20 percent of the Consumer Price Index for July 1997 and the denominator shall be the Consumer Price Index for July 1997. As used herein, the term "Consumer Price Index" shall mean the official Revised Consumer Price Index-All Cities (All Items) for All Urban Consumers published by the Bureau of Labor Statistics, U.S. Department of Labor. In the event that the Bureau of Labor Statistics shall make any change in the basis of calculating the Consumer Price Index after the date of this Lease, or shall discontinue issuance of the Consumer Price Index and issue another index in lieu thereof, the computation of any increase or decrease in the average Consumer Price Index following such change or discontinuance shall be made on the basis of such conversion or adjustment factors, if any, as may be announced by the Bureau of Labor Statistics. If the parties are unable to agree on such conversion or adjustment factors to be applied to the Consumer Price Index, the matter shall be determined in accordance with the rules of the American Arbitration Association. In no event, however, shall the monthly Rent for the second renewal term be less than $36,600.

          3. AUTHORIZED USE: Tenant shall use the premises for the following purpose and for no other purpose whatsoever, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, delayed, or qualified:

         Manufacturing, processing, storage, packaging and distribution of Tenant's food products or other food products and related activities thereto including offices and administration.

          Tenant shall not cause or permit any Hazardous Substance to be spilled, leaked, disposed of, or otherwise released on or under the premises. Tenant may use or otherwise handle on the premises only those Hazardous Substances typically used or sold in the prudent and safe operation of the business specified above. Tenant may store such Hazardous Substances on the premises only in quantities necessary to satisfy Tenant's reasonably anticipated needs. Tenant shall comply with all Environmental Laws and exercise the highest degree of care in the use, handling, and storage of Hazardous Substances and shall take all practicable measures to minimize the quantity and toxicity of Hazardous Substances used, handled, or stored on the premises. Upon the expiration or termination of this Lease, Tenant shall remove all Hazardous Substances that Tenant brought onto the premises. The term Environmental Law shall mean any federal, state, or local statute, regulation, or ordinance or any judicial or other governmental order pertaining to the protection of health, safety or the environment. The term Hazardous Substance shall mean any hazardous, toxic, infectious or radioactive substance, waste, and material as defined or listed by any Environmental Law and shall include, without limitation, PCB, dioxin, asbestos, or petroleum product.

          4. INCREASING INSURANCE RISK: Tenant will not permit the demised premises to be used for any purpose, other than those noted in Section 3 above, which would cause an increase in insurance premiums, render the insurance thereon void or cause cancellation thereof. In the event the insurance is cancelled solely because of a change in Tenant's use of the premises, Tenant will be liable for any loss or damage to the building occurring before reinstatement or replacement of that insurance.

          5. CONDITION OF THE PREMISES:

          A. Tenant has inspected the demised premises including all equipment which is a part thereof and, except as provided in Section 43 of this Lease, accepts the premises in the condition they are in as of the date of this Lease subject to Landlord's obligations under this Lease, as hereinafter defined, and the warranties and representations of Landlord set forth in subsection B below and elsewhere in this Lease.

          B. Landlord represents and warrants as follows:

             (i) Landlord has no notice of any liens to be assessed against the premises;

             (ii) Landlord has no knowledge of any violation of any laws relating to the premises;

             (iii) The execution, delivery, and performance of this Lease by Landlord will not result in any breach of, or constitute any default under, or result in the imposition of, any lien or encumbrance on the premises under any agreement or other instrument to which Landlord is a party or by which Landlord or the premises might be bound;

             (iv) There are no legal actions, suits, or other legal or administrative proceedings, including condemnation cases, pending or threatened, against the premises, and Landlord is not aware of any fact that might result in any such action, suit, or other proceeding;

             (v) Landlord knows of no fact or condition of any kind or character whatsoever that adversely affects the intended use of the premises by Tenant;

             (vi) To Landlord's knowledge, without verification, Tenant's intended use of the premises will not violate the applicable zoning classification of the premises, and Landlord does not have any knowledge of any action or proceeding, whether actual, pending, or threatened, relating to zoning or use of the premises; and

             (vii) To Landlord's knowledge, without verification there has been no leak, spill, release, discharge, emission or disposal of Hazardous Substances on the premises to date; and the premises are free of Hazardous Substances in actionable quantities as of the date of this Lease.

All the foregoing statements are true and correct. Landlord shall indemnify and hold Tenant harmless from and against any and all damage resulting from any material misrepresentation or breach of warranty. If any claim is asserted against Tenant that would give rise to a claim by Tenant against Landlord for indemnification under the provisions of this section, then Tenant shall promptly give written notice to Landlord concerning such claim and Landlord shall, at no expense to Tenant, defend the claim.

          6. COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS: Tenant shall, at Tenant's own expense, comply in its use of the premises with all present and future laws, ordinances, regulations or orders of any federal, state, county, municipal or other public authority affecting Tenant's use of the premises, including but not limited to, the Occupational Safety and Health Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act, the Toxic
Substances Control Act, the Safe Drinking Water Act, the Americans with Disabilities Act ("ADA"), and any similar laws, ordinances and regulations. Tenant shall promptly correct any non-compliance upon discovery thereof and Landlord hereby consents to any action reasonably taken by Tenant to correct such non-compliance.

          7. CARE OF BUILDING BY TENANT: Tenant agrees to keep the interior of the building and the improvements on the premises inside and outside the building and the grounds in good condition and repair including proper servicing and maintenance of all equipment. The equipment and fixtures to be maintained include without limitation, lighting fixtures, heating and air conditioning equipment, truck dock bumpers, overhead freight doors (including all repairs thereto) and electrical wiring and plumbing systems. Tenant agrees to contract with a qualified heating and air conditioning service company for periodic maintenance and service of HVAC equipment. Such work by Tenant also includes cleaning and painting the interior of the premises as Tenant deems necessary in order to maintain said premises in a clean, attractive and sanitary condition. Tenant shall keep the vehicular parking areas, pedestrian walkways, entranceways and docks reasonably free from icicles, ice and snow and shall keep the ground surrounding the demised premises clean, promptly removing therefrom all trash, rubbish, cartons or other debris. Tenant shall maintain and repair the floors of the premises but shall not be responsible for repairing any damage to the floors that is caused by or results from a structural defect. If Tenant fails to do any of the foregoing as herein required Landlord may elect to proceed under one or more of its remedies as set forth in Section 24 of this Lease after giving appropriate notice to Tenant.

          Tenant  agrees  to pay  for all  maintenance,  servicing,  and  system
monitoring  of  the  freezer  and  cooler  systems,   boilers,   and  wastewater
pretreatment plant.

          8. REPAIR OF BUILDING BY LANDLORD: Landlord agrees for the term of this Lease to maintain in good condition and repair the exterior walls, foundation, roof, gutters and downspouts, abutting sidewalks, and other structural components of the demised premises. Landlord also shall repair any damage to the floors of the premises that is caused by or results from a structural defect. Landlord shall not, however, be obligated to make any such repairs until written notice of the need of repair shall have been given to the Landlord by the Tenant. After such notice is so given, Landlord shall promptly make such repairs.

          9. INSTALLATION, ALTERATIONS AND REMOVALS:

          A. It is expressly agreed and understood that Tenant may, at its own expense, and without Landlord's prior consent, make such changes, alterations, additions, or improvements to the premises ("Alterations") and install such property in the premises as will, in Tenant's judgment, better adapt the same for its needs; provided that Tenant must obtain Landlord's prior written consent for any Alterations to the roof, exterior walls, foundation, and support columns ("Structural Alterations"), which consent shall not be unreasonably withheld, delayed, or qualified. Those Alterations that are attached to or built into the premises by Tenant shall become a part of the premises and may not be removed by Tenant at termination of this Lease unless Landlord gives written consent to Tenant for removal of all or some part of such Alterations, in which event Tenant shall remove such Alterations upon termination. Tenant may at any time remove its machinery, equipment, and its other personal property provided that any damage to the premises resulting from such property or its removal shall be promptly repaired by Tenant.

          B. Tenant shall cause drawings and specifications to be prepared for, and shall cause to be performed, construction of the Alterations or additions in accordance with all applicable laws, ordinances and regulations of all duly constituted authorities, including, with limitation, Title III of the ADA, all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented ("Applicable Laws"). Notwithstanding Landlord's review of such drawings and specifications, and whether or not Landlord approves or disapproves such drawings and specifications, Tenant and not Landlord shall be responsible for compliance of such drawings and specifications for additions or Alterations with all Applicable Laws.

          C. Landlord expressly consents to the Alterations that are described on Exhibit D hereto.

          10. ERECTION AND REMOVAL OF SIGNS: Subject to the restrictions of this Section, Tenant may place suitable signs on the premises for the purpose of indicating the nature of the business carried on by the Tenant in said premises. Such signs shall be approved by the Landlord in writing prior to their erection, which approval shall not be unreasonably withheld, and shall not damage the premises in any manner. Tenant shall remove all signs prior to the expiration of the terms of this Lease.

          11. GLASS: Tenant agrees to immediately replace all window glass broken or damaged during the term of this Lease with glass of the same quality as that broken or damaged.

          12. RIGHT OF ENTRY BY LANDLORD: Tenant at any time during the term of this Lease shall, upon reasonable prior notice from Landlord, permit inspection by Landlord including environmental sampling or testing of the demised premises during reasonable business hours by Landlord's agents or representatives for the purpose of ascertaining the condition of the demised premises and compliance with governmental laws and regulations, and in order that the Landlord may make such repairs as may be required to be made by the Landlord under the terms of this Lease. Sixty (60) days prior to the expiration of this Lease, Landlord may post suitable notices on the demised premises that the same are "To Let" and may show the premises to prospective tenants at reasonable times. In exercising any rights of entry to the premises, Landlord shall not interfere with or disrupt the normal operation of Tenant's business.

          13. PAYMENT OF UTILITIES: Tenant shall pay all charges for water, sewer, natural gas, electricity, telephone and other public utilities used on the premises after the date Tenant takes possession of the premises.

          14. PAYMENT OF PROPERTY TAXES:

          A. Tenant shall pay all real property taxes (on land and improvements) allocable to the premises during the term of this Lease. Landlord will provide Tenant with a complete computation of property taxes on the premises and within fifteen (15) days thereafter Tenant will pay to Landlord such amount as is due to the taxing authorities.

          B. Real property taxes include all assessments and other governmental levies, ordinary and extraordinary, foreseen and unforeseen, which are assessed or imposed upon the premises or become payable during the term of this Lease. With respect to any assessment or governmental levy for improvements that may be paid in installments, Landlord shall elect to pay such assessment or levy in installments and shall pay the installments that become due and payable after the term of this Lease expires, and Tenant shall pay all such installments that become due and payable at any time during the term of this Lease. Landlord warrants that as of the date this Lease is executed there are no special assessments taxed or imposed against the premises, and that Landlord has no knowledge of any planned, proposed, or impending assessments against the premises.

          C. All amounts payable by Tenant under the provisions of this Section shall be prorated during the first and last years of this Lease on the basis of a 360-day year, 30 days allocated to each month.

          D. Tenant shall also have the right at its own cost and expense, and for its sole benefit, to initiate and prosecute any proceedings permitted by law for the purpose of obtaining an abatement of or otherwise contesting the validity or amount of taxes assessed to or levied upon the demised premises and requested to be paid by Tenant and to defend any claims for lien that may be asserted against Landlord's estate, and, if required by law, Tenant may take such action in the name of the Landlord who shall cooperate with Tenant to such extent as Tenant may reasonably require, to the end that such proceedings may be brought to a successful conclusion; provided, however, that Tenant shall fully indemnify and save Landlord harmless for all loss, cost, damage and expense incurred by or to be incurred or suffered by Landlord in the premises arising out of such tax protest.

          15. ASSIGNMENT AND SUBLETTING: Tenant shall not transfer or assign this Lease or any interest therein nor sublet or otherwise make available ("transfer") to any third party any part of the demised premises without first notifying Landlord in writing and receiving the written consent of Landlord to such transfer, which consent shall not be unreasonably withheld, delayed, or qualified. The written notice to Landlord shall describe the area to be transferred and the Rent and other consideration receivable for such transfer. A transfer by Tenant without the written consent of Landlord first received shall permit Landlord to terminate this Lease pursuant to Section 24, unless Landlord's failure to give consent or delay in giving consent was unreasonable.

          No transfer consented to by Landlord shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable under this Lease as though no transfer had been made. It is agreed that a transfer by corporate merger or to an affiliated corporation shall not be subject to the provisions of this Section 15.

          16. DAMAGE OR DESTRUCTION:

          A. If the demised premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised premises without expense to Tenant, subject to reasonable delays due to adjustment of insurance claims, strike, and other causes beyond Landlord's control. If such damage or destruction shall render the premises untenantable in whole or in part, the Rent and other charges that are Tenant's responsibility shall be abated wholly or proportionately as the case may be until the damage shall be repaired and the premises restored. Notwithstanding the foregoing, if the damage or destruction shall be so extensive such that the cost of repair exceeds 40 percent of the value of all buildings and other improvements within the demised premises at the time of the destruction, or if the premises cannot reasonably be rebuilt or repaired within one hundred twenty (120) days from the date of such damage, or if the damage occurs within the last twelve (12) months of the term of this Lease and Tenant does not exercise its option to extend the term of this Lease, either party may elect to terminate this Lease by written notice to the other within thirty (30) days after the occurrence of such damage or destruction. The termination shall be effective as of the date of the occurrence of such damage or destruction, and the Rent and all other charges that are Tenant's responsibility shall abate from that date, regardless of the cause of the damage, and any Rent and other charges paid for any period beyond such date shall be repaid to Tenant.

          B. Neither Landlord nor Tenant shall be liable to the other (or to the other's successors or assigns) for any loss or damage caused by fire or any of the risks enumerated in a standard fire insurance policy with an extended coverage endorsement, and in the event of insured loss, neither party's insurance company shall have a subrogated claim against the other. All such claims for any and all loss, however caused, are hereby waived. Such absence of liability shall exist whether or not the damage or destruction is caused by the negligence of Landlord or Tenant or by any of their respective agents, servants, employees, or sublessees.

          17. AUTOMATIC SPRINKLER SYSTEM: Landlord agrees to maintain the Automatic Sprinkler System to conform with the requirements of the Utah Fire Rating Bureau for grading the building as an Automatic Sprinklered Building. Tenant agrees to repair any damage to this system arising out of its occupancy, ordinary wear and tear excepted, and to hold Landlord free and harmless from damage to or destruction of any and all property resulting from leakage of said Automatic Sprinkler System during the term of this Lease or any extension thereof, or any holdover occupancy.

          18. INDEMNIFICATION:

          A. Tenant shall indemnify Landlord and Landlord's partners, employees, and agents against and hold harmless and defend them from all claims, costs, damages, demands, expenses, fines, judgments, liabilities, and losses (including reasonable attorney fees, paralegal fees, expert witness fees, consultant fees, and other costs of defense) arising out of or related to any activity of Tenant or its contractors, agents, employees, invitees, or licensees on the premises or any condition of the premises in the possession or under the control of Tenant except to the extent caused by Landlord's negligence or willful misconduct.

          B. Landlord shall indemnify Tenant and Tenant's directors, officers, employees, and agents against and hold harmless and defend them from all claims, costs, damages, demands, expenses, fines, judgments, liabilities, and losses (including reasonable attorney fees, paralegal fees, expert witness fees, consultant fees, and other costs of defense) arising out of or related to any negligence or willful misconduct of Landlord, or the contractors, agents, employees, invitees, or licensees of Landlord, in or about the premises either prior to or during the term of this Lease.

          19. INSURANCE:

          A. Landlord shall obtain and keep in effect during the term of this Lease at Tenant's cost, insurance on the premises as a part of its blanket policy covering all of Freeport Center. The policy shall insure Tenant, Landlord, Landlord's lender and all future mortgagees in the premises (as their interests may appear) against loss or damage to the premises, including but not limited to, the building, by fire and any of the risks covered by insurance of the type now known as "Causes of Loss - Special Form" including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary, theft and mysterious disappearance, in an amount not less than the greater of (y) Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) or (z) one hundred percent (100%) of the then full replacement value including improvements without deduction for physical depreciation. The policy of insurance shall contain endorsements, including replacement cost endorsement and shall specify the proportionate share of the premium attributable or chargeable to the premises.

          B. Tenant shall obtain and keep in effect during the term of this Lease, at Tenant's cost, insuring Tenant, Landlord, Landlord's assignee, Landlord's lender and all future mortgagees of the premises (as their interests may appear) the following insurance:

             (i) Commercial General Liability insurance including fire, legal liability and contractual liability insurance coverage with respect to the building and the premises. The coverage is to include activities and operations conducted by Tenant and any other person performing work on behalf of Tenant and those for whom Tenant is by law responsible. Such insurance shall be written on a comprehensive basis with inclusive limits of not less than Two Million Dollars combined single limit of liability for each occurrence for bodily injury and property damage which amounts may be changed by consent of both parties in future years. The limit of said insurance shall not, however, limit the liability of a Tenant hereunder. Landlord and Landlord's lender shall be named as an additional insured on this liability policy as their interests appear.

             (ii) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating and air conditioning, provided the improvements contain equipment of such nature, in such amounts as are reasonably necessary to repair and/or replace such damaged equipment.

             (iii) Any other form of insurance as the Tenant, Landlord or its Lender may from time to time mutually agree is reasonable and required. Such insurance shall be in the form, amounts and for the risks which a prudent Tenant would insure.

          C. All policies of insurance required by the terms of this Lease shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding an act or negligence of Landlord that might otherwise result in forfeiture of said insurance, and the further agreement of the insurer waiving all rights of subrogation, counterclaim or deductions against Landlord.

          D. Tenant shall deliver to Landlord the certificates of insurance which shall have attached thereto a lender's loss payable endorsement for the benefit of Landlord's lender in a form satisfactory to Landlord as well as a standard waiver of subrogation endorsement. If Tenant provides any of the required insurance through blanket policies covering more than one location, then Tenant shall furnish Landlord with a Certificate of Insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date, at least thirty (30) days prior to the expiration of each such policy. All such policies shall contain a provision that such policies will not be canceled or materially amended, or the scope thereof or limits of coverage thereof or limits reduced, without at least thirty (30) days prior written notice by registered mail to Landlord.

          E. If Tenant fails to secure or maintain any insurance coverage required by the terms of this Lease, Landlord may, without obligation purchase such insurance coverage required at Tenant's expense. Tenant shall promptly reimburse Landlord for any monies expended.

          20. SURRENDER OF PREMISES: Tenant agrees to surrender up the demised premises at the expiration, or sooner termination, of this Lease, or any extension thereof, in a condition that resembles a vacant warehouse. Tenant agrees to replace the concrete floors of the building with a flat floor and eliminate drains, and to remove structural mezzanines, interior walls, equipment foundations, the wastewater treatment plant, trash docks, ductwork, false ceilings, piping, and mechanical equipment. Tenant shall also remove all of its personal property from the demised premises not later than the time of termination. Tenant specifically covenants that upon termination the premises will be free of any Hazardous Substance that Tenant brought onto the premises. Tenant's obligations under this section shall be subordinate to the provisions of Section 16 of this Lease relating to Damage or Destruction.

          21. HOLDOVER: Should Tenant hold over the demised premises or any part thereof after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute a tenancy from month-to-month only, and Tenant shall pay a sum equal to one and one-half (1-1/2) times the monthly fixed rental at the end of the Lease term, payable monthly in advance but prorated on a daily basis, but otherwise on the same terms and conditions as herein provided, except as to any provisions hereof relating to renewals of extensions.

          22. QUIET ENJOYMENT: Landlord warrants that it is the owner of the premises and has the right to lease them. If and so long as the Tenant pays the rents reserved by this Lease and performs and observes all the covenants and provisions hereof the Landlord will, throughout the term of this Lease, warrant and defend the Tenant in the quiet enjoyment and peaceful possession of the demised premises during the Lease term against all persons.

          23. WAIVER OF COVENANTS: It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance and shall not be deemed to waive any other breaches of such covenant or any provision herein contained; nor shall waiver of any breach by another tenant be deemed to waive any breach by Tenant.

          24. DEFAULT PROVISIONS:

          A. The  following  events  shall be  considered  events of  default by
Tenant:

             (i) Failure to pay any Rent or other sums payable under this Lease or any part thereof within ten (10) days after receipt of written notice from Landlord that such payment is due, provided that Landlord shall be required to give such written notice only twice in any continuous 12-month period. After two such notices have been given, a default will be deemed to have occurred during the remainder of the 12-month period if Tenant fails to make a payment within ten (10) days after the due date for that payment.

             (ii) Tenant's failure to perform or comply with any of the covenants, agreements, terms or provisions contained in this Lease for which it is responsible, when such failure shall have continued for a period of thirty (30) days after written notice thereof from Landlord to Tenant, except that in connection with a default not susceptible of being cured with due diligence within thirty days, the time within which Tenant shall cure the same shall be extended for such time as may be necessary to cure the same with all due diligence, provided Tenant commences within 7 days of the date of receipt of such notice to cure the same and proceeds diligently to effect such cure.

             (iii) Abandoning or vacating the leased premises or if Tenant shall be dispossessed therefrom by or under any authority other than Landlord; provided, however, that Tenant shall have the right to vacate or abandon the premises without it being a default, provided that Tenant continues to pay Rent and perform all its other obligations under this Lease.

          B. Upon the occurrence of any such events of default, Landlord shall have the right to pursue any one or more of the following remedies:

             (i) Make performance for Tenant of any covenant or condition which Tenant is in default of and for that purpose advance such amounts as may be necessary. Any amounts so advanced or any expense incurred by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provision of this Lease or in defending any action to which Landlord may be subjected by reason of any such failure shall be due and payable to Landlord on demand, and interest shall accrue thereon from the date of expenditure at the rate of 18% per annum; or

             (ii) Terminate this Lease and end the term hereof by giving to Tenant written notice of such termination, in which event Landlord shall be entitled to recover from Tenant the amount of Rent and other amounts then due under this Lease and damages and any attorney's fees to which Landlord is entitled under this Lease or applicable law; or

             (iii) Without retaking possession of the premises or terminating this Lease, to sue monthly for and recover all Rents, other required payments due under this Lease, and other sums, including damages and legal fees, at any time and from time to time accruing hereunder; or

             (iv) Upon notice to all interested parties, re-enter and take possession of the premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either (with use of reasonable force) without liability for trespass and without prejudice to any remedies for arrears of Rent and the Rent for the balance of the term of this Lease. Landlord may relet the premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable with the right to make alterations and repairs to the premises. Such re-entry or taking of possession of the premises by Landlord shall not be construed as an election on Landlord's part to terminate this Lease unless a written notice of termination be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. In the event of Landlord's election to proceed under this subsection, then such repossession shall not relieve Tenant of its obligations and liabilities under this Lease, all of which shall survive such repossession, and Landlord shall be entitled to recover the following amounts as damages:

                    (b) The loss of rental  from the date of  default  until the date on which a new tenant is, or with the exercise of reasonable efforts could have been, secured and paying rent (the "New Tenant Date").

                    (c) The reasonable costs of reentry and reletting  including without limitation the cost of any cleanup, refurbishing, removal of Tenant's property and fixtures, or any other expense occasioned by Tenant's default including but not limited to, any remodeling or repair costs, attorney fees, court costs, and broker commissions.

                    (d) The  difference  between the Rent reserved in this Lease for the balance of the Lease term after the New Tenant Date and the fair rental value of the premises for the same period, both discounted as of the New Tenant Date at a rate equal to the prime loan rate of major Utah banks in effect at the time of the award.

             (v) Use of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided for herein. Failure by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default, or of any other violation or breach of any of the terms, provisions and covenants herein contained.

          25. BANKRUPTCY OR INSOLVENCY:

          A. No election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, shall be effective unless all defaults under this Lease have been cured and Landlord has received adequate assurance that it will be compensated for any actual pecuniary loss incurred by Landlord arising from the default of Tenant.

          B. When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession shall be obliged to pay reasonable use and occupancy charges for the use of the premises, such charges shall not be less than the Rent payable by Tenant under this Lease.

          26. ATTORNEY'S FEES: In the event either party shall sue or bring an action or proceeding in connection with any controversy arising out of this Lease, the prevailing party shall be entitled to recover from the losing party the reasonable costs and reasonable attorney fees incurred by the prevailing party prior to and at trial and on any appeal.

          27. FAILURE TO PERFORM COVENANT: Except for Tenant's obligation to pay Rent and to pay other monies including maintenance of insurance, any failure on the part of either party to perform any obligation hereunder, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout or governmental restriction to the extent and for the period that such continues.

          28. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants and agreements contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors in interest and legal representatives.

          29. TIME: Time is of the essence of this Lease and every term, covenant and condition herein contained.

          30. LIENS: Tenant agrees not to permit any lien for monies owing by Tenant to remain against the premises for a period of more than thirty (30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause, from contesting in the courts the claim or claims of any person, firm or corporation growing out of Tenant's operation of the demised premises or costs of improvements by Tenant on the said premises, and the postponement of payment of such claim or claims, until such contest shall finally be decided by the courts, shall not be a violation of this Lease or any covenant hereof. Should any such lien be filed and not released or discharged or action not commenced to declare the same invalid within thirty (30) days after discovery of same by Tenant, Landlord may at Landlord's option (but without any obligation so to do) pay or discharge such lien and may likewise pay and discharge any taxes or other charges against the premises which Tenant is obligated hereunder to pay and which may or might become a lien on said premises. Tenant agrees to repay any sums so paid by Landlord upon demand therefor, together with interest at the rate of eighteen (18%) percent per annum from the date any such payment is made.

          31. LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners of Landlord and Tenant shall look solely to the real property known as the Freeport Center and to no other assets of the Landlord for satisfaction of any liability in respect to this Lease and will not seek recourse against the individual partners of Landlord or any of their personal assets for such satisfaction.

          32. EMINENT DOMAIN:

          A. In the event any power of eminent domain shall ever be used by any government authority, federal, state, county or municipal, or by any other party vested by law with such power, for the taking of the premises or any substantial portion thereof, or if such taking shall materially prevent the use and enjoyment of the premises by Tenant for the purposes set forth herein, Tenant shall have the right thereupon to terminate this Lease by giving written notice to Landlord. Rent shall abate from the date of such taking, and any prepaid Rent and other charges for any period beyond such date shall be returned to Tenant.

          B. In the event of the taking of a substantial portion less than the whole of the premises, Tenant may elect, in lieu of exercising its right of termination, to continue in possession, under the terms of this Lease, of the portion of the premises not so taken, and the Rent hereunder shall be abated by such proportion as the number of square feet of area taken bears to the total number of square feet of area included in the premises. In such event, if any portion of any building or buildings comprising the premises shall have been taken, Landlord shall restore such building or buildings by repairing and enclosing the same to the extent necessary and possible to provide an integral and complete building suitable for the purposes set forth in Section 3 of this Lease, giving effect to the reduced size of the premises. During the restoration period, Rent and other charges shall abate for the period during which the premises are not suitable for Tenant's business needs.

          C. In the event of a taking that does not affect a substantial portion of the premises or materially prevent the use and enjoyment of the premises of Tenant for the purposes set forth herein, this Lease shall not terminate but Landlord shall, at its sole cost and expense, with due diligence, restore the premises as speedily as practical to its condition before the taking including without limitation any tenant improvements constructed by Landlord. During the restoration period, the Rent and other charges shall abate for the period during which the premises are not suitable for Tenant's business needs. The Rent and other charges shall abate proportionately based upon the portion of the premises that are not suitable for Tenant's business needs.

          D. Any award or compensation for damages, whether resulting by judgment or verdict after trial or by agreement under threat of condemnation, applying to the leasehold interest created hereby, shall be paid to Landlord, and Tenant hereby authorizes Landlord as attorney-in-fact of Tenant to enter into any agreement or compromise, execute any instrument of transfer or assignment or otherwise, and do any other acts in connection with such leasehold interest and such eminent domain proceedings as Landlord, in its discretion, shall determine; provided, however, Landlord shall hold the proceeds of any such compensation, award or settlement (other than severance damages which may be awarded to Landlord by reason of the severance of the premises or a portion thereof from other lands owned by Landlord) in trust for the benefit of Landlord, Tenant and any mortgagee as their interests may appear.

          E. When Tenant claims an interest in any such proceeds, Tenant's leasehold interest for purposes of measuring Tenant's interest in such proceeds shall be deemed limited to the remainder of the term of this Lease then in effect, and no future right of extension or renewal at Tenant's option shall be construed to enlarge Tenant's leasehold interest for such purposes.

          33. SUBORDINATION OF LEASE TO MORTGAGES ON THE DEMISED PREMISES: This lease shall be subject and subordinate to any mortgage (or trust deed) now existing or hereafter placed on the demised premises given to secure a loan made by a lender to Landlord, and to any renewals, replacements, extensions or consolidations thereof, which shall contain a provision that so long as Tenant shall not be in default in the performance of its obligations under this Lease in such manner and after such notice as would entitle Landlord to terminate this Lease, the holder of such mortgage or trust deed shall not disturb the possession of Tenant or terminate this Lease. Landlord shall obtain and deliver to Tenant from any future mortgagee or trust deed beneficiary a written subordination and nondisturbance agreement in recordable form providing that so long as Tenant performs all of the terms, covenants and conditions of this Lease and agrees to attorn to the mortgagee or beneficiary of the deed of trust, Tenant's rights under this Lease shall not be disturbed and shall remain in full force and effect for the term of this Lease and Tenant shall not be joined by the holder of any mortgage or deed of trust in any action or proceeding to foreclose thereunder. Landlord represents and warrants that, as of the date hereof, the only mortgage or trust deed existing against the premises is a deed of trust in the original principal amount of $30,750,000 in favor of Northwestern Mutual Life Insurance Company.

          34. REPRESENTATIONS: Tenant acknowledges that the Landlord has made no agreement or promise concerning the alteration, improvement, adaptation or repair of any part of the premises which has not been set forth herein, and that this Lease contains all the agreements made and entered into between the Tenant and the Landlord.

          35. LIGHTS ON EXTERIOR OF BUILDING: Tenant shall burn the lights affixed to the exterior of any building it occupies from (1) hour after sunset to one (1) hour before sunrise nightly.

          36. OUTSIDE STORAGE: Tenant shall not store any personal property outside the building on the premises except for self-propelled vehicles, containers used for trash and garbage collection and disposal, and items required to support the premises' utility systems. Other items may be stored only with Landlord's consent, which will not be unreasonably withheld or delayed.

          37. SECURITY DEPOSIT:

          A. Tenant has contemporaneously with the execution of this Lease, deposited with the Landlord the sum of $28,500.00 as a security deposit, receipt of which is hereby acknowledged by Landlord. This sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by said Tenant to be kept and performed during the term hereof. Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue Rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum of the security deposit, and Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Lease. At the expiration or termination of this Lease, the security deposit shall be returned in full to Tenant.

          B. Landlord and Tenant have estimated that Tenant's  obligations under
Section 20 to restore the premises to a vacant warehouse will cost approximately $400,000 (the "restoration obligations"). While this is an ongoing obligation of Tenant, without regard to whether the term of this Lease is extended, Landlord requires some assurance of performance of the restoration obligations, but only if the term of this Lease is not extended beyond the initial five-year term. Tenant agrees, contemporaneously with executing this Lease, to provide an instrument to Landlord, in form and content and identity of insurer satisfactory to Landlord, in the amount of $400,000, which instrument shall be either a standby letter of credit, or a performance and payment bond (the "Instrument"). The Instrument shall be irrevocable, and shall provide for payment in the event of default by Tenant of its restoration obligations and, except as provided below, shall not expire and may be drawn upon by Landlord for a period of up to ninety days following expiration of the initial term of this Lease. The Instrument shall expire upon Tenant extending the term of this Lease pursuant to
Section 2 of this Lease.

          38. GARBAGE COLLECTION: Cost of garbage collection shall be borne by Tenant. Arrangement for such service shall be made by Tenant, subject to approval of Landlord, which approval shall not be unreasonably withheld, delayed, or qualified.

          39. RULES AND REGULATIONS: Landlord has found it necessary to post vehicular traffic control signs on streets and may from time to time impose certain traffic and parking rules and regulations at Freeport Center. Tenant agrees to comply with, and use reasonable efforts to cause its employees and other personnel, to comply with such posted signs and rules and regulations and Tenant shall be responsible for causing its employees to park in designated areas and to operate their motor vehicles within posted speed limits and in accordance with other traffic signs.

          40. CONSTRUCTION OF LEASE: Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires. Interpretation, construction and performance of this Lease shall be governed by the laws of Utah.

          41. SECTION HEADINGS: The section headings as to the contents of particular sections herein are inserted only for convenience and are in no way to be construed as part of such section or as a limitation on the scope of the particular section to which they refer.

          42. NOTICES: Any notice required or permitted to be given hereunder shall be deemed sufficient if given by communication in writing by hand delivery or by express over-night mail, by public or private carrier, postage prepaid and certified, and addressed as follows (or to such other addresses as may be designated by either party by written notice to the other):

          If to the Landlord, at the following address:

                           FREEPORT CENTER ASSOCIATES
                         Building A-16, Freeport Center
                       P. O. Box 160466 - Freeport Center
                              Clearfield, UT 84016

          If to the Tenant, at the following address:

                         WHOLESOME & HEARTY FOODS, INC.
                    1411 S.W. Morrison Street - Fourth Floor
                               Portland, OR 97205

          43. MODIFICATIONS TO PREMISES:

          A. Tenant and The All American Gourmet Company ("All American Gourmet"), a subsidiary of H.J. Heinz Company, the prior tenant in the demised premises, have entered into an agreement whereby All American Gourmet has agreed to remove from the premises certain items of property and to make certain modifications to the premises, which obligations are described in attached Exhibit D.

          B. Tenant agrees and covenants:

             (i) That the required modifications and conditions set forth in Exhibit D are as specified and designated by Tenant;

             (ii) That Tenant is satisfied that the same are suitable for its purposes;

             (iii) That Tenant will, to the extent it considers necessary, inspect the demolition and renovation of such improvements to assure itself that they are constructed in accordance with the plans and specifications; and

             (iv) That Landlord has not made, and does not hereby make, any representation or warranty or covenant of any kind or character with respect to the merchantability, condition, quality, durability or suitability of any such improvements in any respect or in connection with or for the purposes and uses of Tenant, or any other representation or warranty of covenant of any kind or character, express or implied, with respect to such improvements.

          C. All improvements constructed by Tenant or at Tenant's direction shall be considered part of the demised premises during the term of this Lease and thereafter. Tenant may remove its severable equipment attached to the premises at any time during the Lease term or extensions.

          D. Tenant agrees that Landlord shall not be liable to Tenant for any liability, claim, loss, damage, or expense of any kind or nature caused directly or indirectly, by such improvements or any inadequacy thereof for any purpose, or any deficiency or defect therein, or the use or maintenance thereof (subject to Landlord's obligations under Section 8 of this Lease).

          45. TERMINATION OF LEASE WITH THE ALL AMERICAN GOURMET COMPANY: This Lease is conditioned upon the full execution of a Lease Termination Agreement with All American Gourmet, the prior tenant in the demised premises, on or before June 30, 1997, in a form satisfactory to Tenant. At a minimum, such Lease Termination Agreement must provide that All American Gourmet shall have no right to possession of or any other interest in the premises after July 31, 1997.

          46. RECORDABILITY OF LEASE: Landlord and Tenant each agree, upon the request of the other, to execute a memorandum of this Lease in recordable form and in compliance with Applicable Laws, which memorandum may be recorded by either Landlord or Tenant.


          IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.

TENANT:                                     LANDLORD:

WHOLESOME & HEARTY FOODS, INC.,             FREEPORT CENTER ASSOCIATES,
an Oregon corporation                       a Utah General Partnership



By /s/James W. Linford                      By /s/ Gordon Olch
   -----------------------------               -------------------------
   James W. Linford
   Vice President, Supply Chain                Its General Partner

                                   PREMISES



          100,000 square feet of floor space, more or less, in Building Number A-16, Sections G and H together with the underlying and immediately adjacent land (including parking lot) and such use of the surrounding walls and roof as may be necessary for use of the space for the purposes herein set out, such land and building being more completely delineated on a map entitled "General Plan Conditions as of 1991" attached hereto as Exhibit B and a part hereof, and the location of such floor space within such building being more completely delineated on a drawing entitled Building A-16, Section G and H Site Plan attached hereto as Exhibit C and made a part hereof.

          Together with the necessary rights of ingress and egress and the right to use in common with other tenants of Freeport Center, all of the roadways of Freeport Center serving the above described building to the extent necessary to enable the Tenant to utilize the property for the purposes herein set forth.





                                    Exhibit A

                                  GENERAL PLAN
                             Conditions as of 1991



               [Graphical description of overall demised premises]



                                    Exhibit B

                                   SITE PLAN
                        Building A-16, Sections G and H




                   [Graphical description of leased premises]



                                    Exhibit C
x         Remove decks in the kitchen and processing areas of the Premises.

x Remove the wall between the kitchen and processing areas of the Premises.

x Remove evactor decking and associated piping on the roof of the building on the Premises (the "Building").

x Repair minor damage to ceiling tile/panels of the Building and replace those panels that have sustained major damage.

x         Replace floor in blancher area of the Building.

x         Repair damaged freezer doors of the Building.

x Remove from the Premises all machinery, equipment, and other personal property which is not the subject of this Agreement and which Buyer has not requested Seller to leave on the Premises.

x Remove all utility and process piping service drops to the equipment of Seller that is to be removed from the Premises. The conduit, piping, ductwork, etc., shall be terminated and capped at the header in such a way as to prevent system dead legs and future problems with sanitation and microbological growth.

x Seller will diligently supervise the contractor during the renovation of the Building and performance of the other work described above.

x After the completion of the above-described work, Seller will leave the Premises in a good and broom-clean condition.




                                    Exhibit D